POWER OF ATTORNEY
                                -----------------

          KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Marc O. Mayer, Andrew
L. Gangolf, Emilie D. Wrapp, Nancy E. Hay, Stephen J. Laffey and Christina A. Morse and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the respective Registration Statements, and any amendments thereto, on Form N-1A of

-AllianceBernstein Balanced Shares, Inc.
-AllianceBernstein Blended Style Series, Inc.
-AllianceBernstein Bond Fund, Inc.
-AllianceBernstein Cap Fund, Inc.
-AllianceBernstein Corporate Shares
-AllianceBernstein Diversified Yield Fund, Inc.
-AllianceBernstein Exchange Reserves
-AllianceBernstein Fixed-Income Shares, Inc.
-AllianceBernstein Focused Growth & Income Fund, Inc.
-AllianceBernstein Global Bond Fund, Inc.
-AllianceBernstein Global Health Care Fund, Inc.
-AllianceBernstein Global Real Estate Investment Fund, Inc.
-AllianceBernstein Global Research Growth Fund, Inc.
-AllianceBernstein Global Technology Fund, Inc.
-AllianceBernstein Greater China '97 Fund, Inc.
-AllianceBernstein Growth and Income Fund, Inc.
-AllianceBernstein High Income Fund, Inc.
-AllianceBernstein Institutional Funds, Inc.
-AllianceBernstein International Growth Fund, Inc.
-AllianceBernstein International Research Growth Fund, Inc.
-AllianceBernstein Large Cap Growth Fund, Inc.
-AllianceBernstein Mid-Cap Growth Fund, Inc.
-AllianceBernstein Municipal Income Fund, Inc.
-AllianceBernstein Municipal Income Fund II
-AllianceBernstein Trust
-AllianceBernstein Utility Income Fund, Inc.
-AllianceBernstein Variable Products Series Fund, Inc.
-The AllianceBernstein Portfolios
-The AllianceBernstein Pooling Portfolios
-Sanford C. Bernstein Fund II, Inc.

and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                         /s/ David H. Dievler
                                         --------------------
                                             David H. Dievler

Dated: February 7, 2008

                                POWER OF ATTORNEY
                                -----------------

          KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Marc O. Mayer, Andrew
L. Gangolf, Emilie D. Wrapp, Nancy E. Hay, Stephen J. Laffey and Christina A. Morse and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the respective Registration Statements, and any amendments thereto, on Form N-1A of

-AllianceBernstein Balanced Shares, Inc.
-AllianceBernstein Blended Style Series, Inc.
-AllianceBernstein Bond Fund, Inc.
-AllianceBernstein Cap Fund, Inc.
-AllianceBernstein Corporate Shares
-AllianceBernstein Diversified Yield Fund, Inc.
-AllianceBernstein Exchange Reserves
-AllianceBernstein Fixed-Income Shares, Inc.
-AllianceBernstein Focused Growth & Income Fund, Inc.
-AllianceBernstein Global Bond Fund, Inc.
-AllianceBernstein Global Health Care Fund, Inc.
-AllianceBernstein Global Real Estate Investment Fund, Inc.
-AllianceBernstein Global Research Growth Fund, Inc.
-AllianceBernstein Global Technology Fund, Inc.
-AllianceBernstein Growth and Income Fund, Inc.
-AllianceBernstein High Income Fund, Inc.
-AllianceBernstein Institutional Funds, Inc.
-AllianceBernstein International Growth Fund, Inc.
-AllianceBernstein International Research Growth Fund, Inc.
-AllianceBernstein Large Cap Growth Fund, Inc.
-AllianceBernstein Mid-Cap Growth Fund, Inc.
-AllianceBernstein Municipal Income Fund, Inc.
-AllianceBernstein Municipal Income Fund II
-AllianceBernstein Trust
-AllianceBernstein Utility Income Fund, Inc.
-AllianceBernstein Variable Products Series Fund, Inc.
-The AllianceBernstein Portfolios
-The AllianceBernstein Pooling Portfolios
-Sanford C. Bernstein Fund II, Inc.

and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                         /s/ John H. Dobkin
                                         ------------------
                                         John H. Dobkin

Dated: February 7, 2008

                                POWER OF ATTORNEY
                                -----------------

          KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Marc O. Mayer, Andrew
L. Gangolf, Emilie D. Wrapp, Nancy E. Hay, Stephen J. Laffey and Christina A. Morse and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the respective Registration Statements, and any amendments thereto, on Form N-1A of

-AllianceBernstein Balanced Shares, Inc.
-AllianceBernstein Blended Style Series, Inc.
-AllianceBernstein Bond Fund, Inc.
-AllianceBernstein Cap Fund, Inc.
-AllianceBernstein Corporate Shares
-AllianceBernstein Diversified Yield Fund, Inc.
-AllianceBernstein Exchange Reserves
-AllianceBernstein Fixed-Income Shares, Inc.
-AllianceBernstein Focused Growth & Income Fund, Inc.
-AllianceBernstein Global Bond Fund, Inc.
-AllianceBernstein Global Health Care Fund, Inc.
-AllianceBernstein Global Real Estate Investment Fund, Inc.
-AllianceBernstein Global Research Growth Fund, Inc.
-AllianceBernstein Global Technology Fund, Inc.
-AllianceBernstein Greater China '97 Fund, Inc.
-AllianceBernstein Growth and Income Fund, Inc.
-AllianceBernstein High Income Fund, Inc.
-AllianceBernstein Institutional Funds, Inc.
-AllianceBernstein International Growth Fund, Inc.
-AllianceBernstein International Research Growth Fund, Inc.
-AllianceBernstein Large Cap Growth Fund, Inc.
-AllianceBernstein Mid-Cap Growth Fund, Inc.
-AllianceBernstein Municipal Income Fund, Inc.
-AllianceBernstein Municipal Income Fund II
-AllianceBernstein Trust
-AllianceBernstein Utility Income Fund, Inc.
-AllianceBernstein Variable Products Series Fund, Inc.
-The AllianceBernstein Portfolios
-The AllianceBernstein Pooling Portfolios
-Sanford C. Bernstein Fund II, Inc.

in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                         /s/ William H. Foulk, Jr.
                                         -------------------------
                                             William H. Foulk, Jr.

Dated: February 7, 2008

                                POWER OF ATTORNEY
                                -----------------

          KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Marc O. Mayer, Andrew
L. Gangolf, Emilie D. Wrapp, Nancy E. Hay, Stephen J. Laffey and Christina A. Morse and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-1A of

-AllianceBernstein Balanced Shares, Inc.
-AllianceBernstein Blended Style Series, Inc.
-AllianceBernstein Bond Fund, Inc.
-AllianceBernstein Cap Fund, Inc.
-AllianceBernstein Corporate Shares
-AllianceBernstein Diversified Yield Fund, Inc.
-AllianceBernstein Exchange Reserves
-AllianceBernstein Fixed-Income Shares, Inc.
-AllianceBernstein Focused Growth & Income Fund, Inc.
-AllianceBernstein Global Bond Fund, Inc.
-AllianceBernstein Global Health Care Fund, Inc.
-AllianceBernstein Global Real Estate Investment Fund, Inc.
-AllianceBernstein Global Research Growth Fund, Inc.
-AllianceBernstein Global Technology Fund, Inc.
-AllianceBernstein Growth and Income Fund, Inc.
-AllianceBernstein High Income Fund, Inc.
-AllianceBernstein Institutional Funds, Inc.
-AllianceBernstein International Growth Fund, Inc.
-AllianceBernstein International Research Growth Fund, Inc.
-AllianceBernstein Large Cap Growth Fund, Inc.
-AllianceBernstein Mid-Cap Growth Fund, Inc.
-AllianceBernstein Municipal Income Fund, Inc.
-AllianceBernstein Municipal Income Fund II
-AllianceBernstein Trust
-AllianceBernstein Utility Income Fund, Inc.
-AllianceBernstein Variable Products Series Fund, Inc.
-The AllianceBernstein Portfolios
-The AllianceBernstein Pooling Portfolios
-Sanford C. Bernstein Fund II, Inc.

and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                         /s/ D. James Guzy
                                         -----------------
                                             D. James Guzy

Dated: February 7, 2008

                                POWER OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Marc O. Mayer, Andrew
L. Gangolf, Emilie D. Wrapp, Nancy E. Hay, Stephen J. Laffey and Christina A. Morse and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the respective Registration Statements, and any amendments thereto, on Form N-1A of

-AllianceBernstein Balanced Shares, Inc.
-AllianceBernstein Blended Style Series, Inc.
-AllianceBernstein Bond Fund, Inc.
-AllianceBernstein Cap Fund, Inc.
-AllianceBernstein Corporate Shares
-AllianceBernstein Diversified Yield Fund, Inc.
-AllianceBernstein Exchange Reserves
-AllianceBernstein Fixed-Income Shares, Inc.
-AllianceBernstein Focused Growth & Income Fund, Inc.
-AllianceBernstein Global Bond Fund, Inc.
-AllianceBernstein Global Health Care Fund, Inc.
-AllianceBernstein Global Real Estate Investment Fund, Inc.
-AllianceBernstein Global Research Growth Fund, Inc.
-AllianceBernstein Global Technology Fund, Inc.
-AllianceBernstein Growth and Income Fund, Inc.
-AllianceBernstein High Income Fund, Inc.
-AllianceBernstein Institutional Funds, Inc.
-AllianceBernstein International Growth Fund, Inc.
-AllianceBernstein International Research Growth Fund, Inc.
-AllianceBernstein Large Cap Growth Fund, Inc.
-AllianceBernstein Mid-Cap Growth Fund, Inc.
-AllianceBernstein Municipal Income Fund, Inc.
-AllianceBernstein Municipal Income Fund II
-AllianceBernstein Trust
-AllianceBernstein Utility Income Fund, Inc.
-AllianceBernstein Variable Products Series Fund, Inc.
-The AllianceBernstein Portfolios
-The AllianceBernstein Pooling Portfolios
-Sanford C. Bernstein Fund II, Inc.

and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                         /s/ Marc O. Mayer
                                         -----------------
                                             Marc O. Mayer

Dated: February 7, 2008

                                POWER OF ATTORNEY
                                -----------------

          KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Marc O. Mayer, Andrew
L. Gangolf, Emilie D. Wrapp, Nancy E. Hay, Stephen J. Laffey and Christina A. Morse and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-1A of

-AllianceBernstein Balanced Shares, Inc.
-AllianceBernstein Blended Style Series, Inc.
-AllianceBernstein Bond Fund, Inc.
-AllianceBernstein Cap Fund, Inc.
-AllianceBernstein Corporate Shares
-AllianceBernstein Diversified Yield Fund, Inc.
-AllianceBernstein Exchange Reserves
-AllianceBernstein Fixed-Income Shares, Inc.
-AllianceBernstein Focused Growth & Income Fund, Inc.
-AllianceBernstein Global Bond Fund, Inc.
-AllianceBernstein Global Health Care Fund, Inc.
-AllianceBernstein Global Real Estate Investment Fund, Inc.
-AllianceBernstein Global Research Growth Fund, Inc.
-AllianceBernstein Global Technology Fund, Inc.
-AllianceBernstein Growth and Income Fund, Inc.
-AllianceBernstein High Income Fund, Inc.
-AllianceBernstein Institutional Funds, Inc.
-AllianceBernstein International Growth Fund, Inc.
-AllianceBernstein International Research Growth Fund, Inc.
-AllianceBernstein Large Cap Growth Fund, Inc.
-AllianceBernstein Mid-Cap Growth Fund, Inc.
-AllianceBernstein Municipal Income Fund, Inc.
-AllianceBernstein Municipal Income Fund II
-AllianceBernstein Trust
-AllianceBernstein Utility Income Fund, Inc.
-AllianceBernstein Variable Products Series Fund, Inc.
-The AllianceBernstein Portfolios
-The AllianceBernstein Pooling Portfolios
-Sanford C. Bernstein Fund II, Inc.

and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                         /s/ Marshall C. Turner, Jr.
                                         ---------------------------
                                             Marshall C. Turner, Jr.

Dated: February 7, 2008

                                POWER OF ATTORNEY
                                -----------------

          KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Marc O. Mayer, Andrew
L. Gangolf, Emilie D. Wrapp, Nancy E. Hay, Stephen J. Laffey and Christina A. Morse and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the respective Registration Statements, and any amendments thereto, on Form N-1A of

-AllianceBernstein Balanced Shares, Inc.
-AllianceBernstein Blended Style Series, Inc.
-AllianceBernstein Bond Fund, Inc.
-AllianceBernstein Cap Fund, Inc.
-AllianceBernstein Corporate Shares
-AllianceBernstein Diversified Yield Fund, Inc.
-AllianceBernstein Exchange Reserves
-AllianceBernstein Fixed-Income Shares, Inc.
-AllianceBernstein Focused Growth & Income Fund, Inc.
-AllianceBernstein Global Bond Fund, Inc.
-AllianceBernstein Global Health Care Fund, Inc.
-AllianceBernstein Global Real Estate Investment Fund, Inc.
-AllianceBernstein Global Research Growth Fund, Inc.
-AllianceBernstein Global Technology Fund, Inc.
-AllianceBernstein Growth and Income Fund, Inc.
-AllianceBernstein High Income Fund, Inc.
-AllianceBernstein Institutional Funds, Inc.
-AllianceBernstein International Growth Fund, Inc.
-AllianceBernstein International Research Growth Fund, Inc.
-AllianceBernstein Large Cap Growth Fund, Inc.
-AllianceBernstein Mid-Cap Growth Fund, Inc.
-AllianceBernstein Municipal Income Fund, Inc.
-AllianceBernstein Municipal Income Fund II
-AllianceBernstein Trust
-AllianceBernstein Utility Income Fund, Inc.
-AllianceBernstein Variable Products Series Fund, Inc.
-The AllianceBernstein Portfolios
-The AllianceBernstein Pooling Portfolios
-Sanford C. Bernstein Fund II, Inc.

and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                         /s/ Michael J. Downey
                                         ---------------------
                                             Michael J. Downey

Dated: February 7, 2008

                                POWER OF ATTORNEY
                                -----------------

          KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Marc O. Mayer, Andrew
L. Gangolf, Emilie D. Wrapp, Nancy E. Hay, Stephen J. Laffey and Christina A. Morse and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the respective Registration Statements, and any amendments thereto, on Form N-1A of

-AllianceBernstein Balanced Shares, Inc.
-AllianceBernstein Blended Style Series, Inc.
-AllianceBernstein Bond Fund, Inc.
-AllianceBernstein Cap Fund, Inc.
-AllianceBernstein Corporate Shares
-AllianceBernstein Diversified Yield Fund, Inc.
-AllianceBernstein Exchange Reserves
-AllianceBernstein Fixed-Income Shares, Inc.
-AllianceBernstein Focused Growth & Income Fund, Inc.
-AllianceBernstein Global Bond Fund, Inc.
-AllianceBernstein Global Health Care Fund, Inc.
-AllianceBernstein Global Real Estate Investment Fund, Inc.
-AllianceBernstein Global Research Growth Fund, Inc.
-AllianceBernstein Global Technology Fund, Inc.
-AllianceBernstein Growth and Income Fund, Inc.
-AllianceBernstein High Income Fund, Inc.
-AllianceBernstein Institutional Funds, Inc.
-AllianceBernstein International Growth Fund, Inc.
-AllianceBernstein International Research Growth Fund, Inc.
-AllianceBernstein Large Cap Growth Fund, Inc.
-AllianceBernstein Mid-Cap Growth Fund, Inc.
-AllianceBernstein Municipal Income Fund, Inc.
-AllianceBernstein Municipal Income Fund II
-AllianceBernstein Trust
-AllianceBernstein Utility Income Fund, Inc.
-AllianceBernstein Variable Products Series Fund, Inc.
-The AllianceBernstein Portfolios
-The AllianceBernstein Pooling Portfolios
-Sanford C. Bernstein Fund II, Inc.

and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                         /s/ Nancy P. Jacklin
                                         --------------------
                                             Nancy P. Jacklin

Dated: February 7, 2008

                                POWER OF ATTORNEY
                                -----------------

          KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Marc O. Mayer, Andrew
L. Gangolf, Emilie D. Wrapp, Nancy E. Hay, Stephen J. Laffey and Christina A. Morse and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the respective Registration Statements, and any amendments thereto, on Form N-1A of

-AllianceBernstein Balanced Shares, Inc.
-AllianceBernstein Blended Style Series, Inc.
-AllianceBernstein Bond Fund, Inc.
-AllianceBernstein Cap Fund, Inc.
-AllianceBernstein Corporate Shares
-AllianceBernstein Diversified Yield Fund, Inc.
-AllianceBernstein Exchange Reserves
-AllianceBernstein Fixed-Income Shares, Inc.
-AllianceBernstein Focused Growth & Income Fund, Inc.
-AllianceBernstein Global Bond Fund, Inc.
-AllianceBernstein Global Health Care Fund, Inc.
-AllianceBernstein Global Real Estate Investment Fund, Inc.
-AllianceBernstein Global Research Growth Fund, Inc.
-AllianceBernstein Global Technology Fund, Inc.
-AllianceBernstein Growth and Income Fund, Inc.
-AllianceBernstein High Income Fund, Inc.
-AllianceBernstein Institutional Funds, Inc.
-AllianceBernstein International Growth Fund, Inc.
-AllianceBernstein International Research Growth Fund, Inc.
-AllianceBernstein Large Cap Growth Fund, Inc.
-AllianceBernstein Mid-Cap Growth Fund, Inc.
-AllianceBernstein Municipal Income Fund, Inc.
-AllianceBernstein Municipal Income Fund II
-AllianceBernstein Trust
-AllianceBernstein Utility Income Fund, Inc.
-AllianceBernstein Variable Products Series Fund, Inc.
-The AllianceBernstein Portfolios
-The AllianceBernstein Pooling Portfolios
-Sanford C. Bernstein Fund II, Inc.

and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                         /s/ Earl D. Weiner
                                         ------------------
                                             Earl D. Weiner

Dated: February 7, 2008

                                POWER OF ATTORNEY
                                -----------------

          KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Marc O. Mayer, Andrew
L. Gangolf, Emilie D. Wrapp, Nancy E. Hay, Stephen J. Laffey and Christina A. Morse and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the respective Registration Statements, and any amendments thereto, on Form N-1A of

-AllianceBernstein Balanced Shares, Inc.
-AllianceBernstein Blended Style Series, Inc.
-AllianceBernstein Bond Fund, Inc.
-AllianceBernstein Cap Fund, Inc.
-AllianceBernstein Corporate Shares
-AllianceBernstein Diversified Yield Fund, Inc.
-AllianceBernstein Exchange Reserves
-AllianceBernstein Fixed-Income Shares, Inc.
-AllianceBernstein Focused Growth & Income Fund, Inc.
-AllianceBernstein Global Bond Fund, Inc.
-AllianceBernstein Global Health Care Fund, Inc.
-AllianceBernstein Global Real Estate Investment Fund, Inc.
-AllianceBernstein Global Research Growth Fund, Inc.
-AllianceBernstein Global Technology Fund, Inc.
-AllianceBernstein Greater China '97 Fund, Inc.
-AllianceBernstein Growth and Income Fund, Inc.
-AllianceBernstein High Income Fund, Inc.
-AllianceBernstein Institutional Funds, Inc.
-AllianceBernstein International Growth Fund, Inc.
-AllianceBernstein International Research Growth Fund, Inc.
-AllianceBernstein Large Cap Growth Fund, Inc.
-AllianceBernstein Mid-Cap Growth Fund, Inc.
-AllianceBernstein Municipal Income Fund, Inc.
-AllianceBernstein Municipal Income Fund II
-AllianceBernstein Trust
-AllianceBernstein Utility Income Fund, Inc.
-AllianceBernstein Variable Products Series Fund, Inc.
-The AllianceBernstein Portfolios
-The AllianceBernstein Pooling Portfolios
-Sanford C. Bernstein Fund II, Inc.

and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                         /s/ Garry L. Moody
                                         ------------------
                                             Garry L. Moody

Dated: February 7, 2008

SK 00250 0073 857711 v2